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                                                                   Exhibit 23.3



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Stonepath Group, Inc. on Form S-8 of our report dated April 30, 1999 appearing in the Annual Report on Form 10-K of Stonepath Group, Inc. for the year ended December 31, 2000.


/s/  L J SOLDINGER ASSOCIATES
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L J SOLDINGER ASSOCIATES

Arlington Heights, IL
December 10, 2001